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                                                                    EXHIBIT 21.1

LIST OF SUBSIDIARIES
COLONIAL PROPERTIES TRUST

                                                                               JURISDICTION OF
                            NAME                                                  FORMATION
-----------------------------------------------------------                    ---------------
1.   Colonial Realty Limited Partnership (CRLP)                                   Delaware
     A.   Colonial Properties Services Limited Partnership                        Delaware
     B.   Colonial Properties Services, Inc. (CPSI)                               Alabama
          1.  Heathrow 4, LLC                                                     Delaware
          2.  Heathrow Oakmonte, LLC                                              Delaware
          3.  The Colonnade/CLP Management LLC                                    Delaware
          4.  Colonial CPSI Colonnade LLC                                         Delaware
          5.  Colonnade Properties LLC                                            Delaware
     C.   Parkway Place Limited Partnership                                       Alabama
     D.   CRLP Metorwest LLC                                                      Delaware
     E.   CMS/Colonial Joint Venture Limited Partnership                          Alabama
          1.  Mountain Brook Manager, Inc.                                        Alabama
          2.  Mountain Brook Manager, LLC                                         Alabama
          3.  Mountian Brook, LLC                                                 Alabama
          4.  River Hills Manager, Inc.                                           Delaware
          5.  River Hills Manager, LLC                                            Delaware
          6.  River Hills, LLC                                                    Delaware
          7.  Cahaba Manager, LLC                                                 Alabama
          8.  Cahaba, LLC                                                         Alabama
          9.  Barrington Manager, LLC                                             Georgia
          10. Barrington, LLC                                                     Georgia
          11. Stockbridge Manager, LLC                                            Georgia
          12. Stockbridge, LLC                                                    Georgia
     F.   CMS/Colonial Joint Venture II Limited Partnership                       Alabama
          1.  Inverness I Manager, LLC                                            Alabama
          2.  Inverness I, LLC                                                    Alabama
          3.  Inverness II Manager, LLC                                           Alabama
          4.  Inverness II, LLC                                                   Alabama
          5.  Rocky Ridge Manager, LLC                                            Alabama
          6.  Rocky Ridge, LLC                                                    Alabama
          7.  Hillwood Manager, LLC                                               Alabama
          8.  Hillwood, LLC                                                       Alabama
     G.   Heathrow E, LLC                                                         Delaware
     H.   Heathrow F, LLC                                                         Delaware
     I.   Heathrow 3, LLC                                                         Delaware
     J.   Heathrow G, LLC                                                         Delaware
     K.   Heathrow 6, LLC                                                         Delaware
     L.   Heathrow I, LLC                                                         Delaware
     M.   Highway 150, LLC                                                        Alabama
     N.   600 Building Partnership                                                Alabama
     O.   Colonial/Polar BEK Management Company                                   Alabama
     P.   CRLP Quarry Oaks LLC                                                    Delaware
     Q.   CRLP Mallard Creek LLC                                                  Delaware
     R.   CRLP Research Place LLC                                                 Delaware
     S.   CRLP Wynn Drive LLC                                                     Delaware
     T.   CS Pines Plaza, LLC                                                     Delaware

                                                                    EXHIBIT 21.1

LIST OF SUBSIDIARIES
COLONIAL PROPERTIES TRUST

                                                                                JURISDICTION OF
                           NAME                                                    FORMATION
---------------------------------------------------------                       ---------------
     U.    CS College Parkway, LLC                                                 Delaware
     V.    CP Deerfield, LLC                                                       Delaware
     W.    CP Deerfield Manager, Inc.                                              Delaware
     X.    CP Pembroke Pines, LLC                                                  Delaware
     Y.    CP Pembroke Pines Manager LLC                                           Delaware
     Z.    CRLP Arringdon Park Drive LLC                                           Delaware
     AA.   CRLP Kingwood Drive LLC                                                 Delaware
     BB.   CRLP Bradford Creek Trail LLC                                           Delaware
     CC.   CRLP Pleasant Hill Road LLC                                             Delaware
     DD.   CRLP Plantation Trace Drive LLC                                         Delaware
     EE.   CRLP Preson Woods Trail LLC                                             Delaware
     FF.   CRLP Veranda Chase Drive LLC                                            Delaware
     GG.   CRLP South Creek Drive LLC                                              Delaware
     HH.   CRLP Shannopin Drive LLC                                                Delaware
     II.   G & I III Madison, LLC                                                  Delaware
     JJ.   G & I III Meadows, LLC                                                  Delaware
     KK.   G & I III Colony Woods, LLC                                             Delaware
     LL.   G & I IV Cunningham LP                                                  Delaware
     MM.   Parkside Drive LLC                                                      Tennessee
     NN.   CRLP VOP, LLC                                                           Delaware
           1.     VOP Beltline Limited Partnership                                 Delaware
     OO.   G & I Rancho Viejo LLC                                                  Delaware
     PP.   G & I La Entrada LLC                                                    Delaware
     QQ.   G & I Arabian Trails LLC                                                Delaware
     RR.   G & I III Investment Residential Portfolio LLC                          Delaware
           1.  G & I Residential Portfolio LLC                                     Delaware
           2.  G & I Casa Lindas LLC                                               Delaware
           3.  G & I Colonial Del Rio LLC                                          Delaware
           4.  G & I Desert Lakes LLC                                              Delaware
           5.  G & I Fairway Crossing LLC                                          Delaware
           6.  G & I Pinnacle High Desert LLC                                      Delaware
           7.  G & I Pinnacle Estates LLC                                          Delaware
           8.  G & I Pinnacle Flamingo West LLC                                    Delaware
           9.  G & I Pinnacle Heights LLC                                          Delaware
           10. G & I Pinnacle High Resort LLC                                      Delaware
           11. G & I Posada Del Este LLC                                           Delaware
           12. G & I Springhill LLC                                                Delaware
           13. G & I Talavera LLC                                                  Delaware
           14. G & I Hacienda del Rio, LP                                          Delaware
     SS.   CMS Bayshore Associates Limited Partnership                             Florida
     TT.   CMS Palma Sola Associates Limited Partnership                           Florida
     UU.   CMS Brentwood, LLC                                                      Delaware
     VV.   CMS Hendersonville, LLC                                                 Delaware
     WW.   The Colonnade/CLP LLC                                                   Delaware